UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2014

Care.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36269	20-5785879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Jones Road, Suite 500 Waltham, MA 02451 (Address of principal executive offices) (Zip Code)

(781) 642-5900 (Registrant’s telephone number, include area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 17, 2014, Care.com, Inc. (“Care.com”) filed a Current Report on Form 8-K to report its acquisition of Citrus Lane, Inc.
This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Care.com on July 17, 2014 solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

The audited financial statements of Citrus Lane, Inc., as of December 31, 2013 and 2012 and for the years then ended are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed financial statements of Citrus Lane, Inc., as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated financial statements of Care.com, Inc., with respect to the transaction described above is filed as Exhibit 99.3 and is incorporated herein by reference.

(c)    Exhibits.

See the Exhibit Index attached to this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2014	By:	/s/ John Leahy
John Leahy
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

23.1	Consent of McGladrey, LLP, independent auditor.

99.1	Audited financial statements of Citrus Lane, Inc., as of December 31, 2013 and 2012 and for the years then ended.

99.2	Unaudited condensed financial statements of Citrus Lane, Inc., as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013.

99.3	Unaudited pro forma combined condensed consolidated financial statements of Care.com, Inc., with respect to the acquisition of Citrus Lane, Inc.